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                                                                   Exhibit 23.4

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 5, 1997, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-37271) and related Prospectus of Capital Trust for the registration of 8,000,000 shares of its Class A Common Shares of Beneficial Interest.

                                          Ernst & Young LLP

New York, New York

December 8, 1997